SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 21, 1996

                              PRINS RECYCLING CORP.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
                             ----------------------
                            (State of Incorporation)

       0-21436                                   11-2929211
- ------------------------                  ------------------------
(Commission File Number)                  (IRS Employer ID Number)

             400 Kelby Street, 6th Floor, Fort Lee, New Jersey 07024
             -------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (201) 886-1600

                        This report consists of 4 pages.

                        Exhibit index appears on page 2.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRINS RECYCLING CORP., a New York corporation


By:  /s/ CLIFFORD H. STRAUB, JR.
     --------------------------------------
     Clifford H. Straub, Jr.
     Chief Financial Officer

Dated:   June 21, 1996



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Item 5. Other Events

     Prins Recycling Corp. announced that two members of its Board of Directors,
C. Clarke Ambrose and James C. Gale, have resigned.

Item 7.  Exhibits

Exhibit 28.1 -- Press release dated and released June 19, 1996.